Exhibit 10.2

PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of January 16, 2013, is delivered pursuant to Section 8.7 of the Guaranty and Security Agreement, dated as of November 30, 2010, among CCA Club Operations Holdings, LLC, a Delaware limited liability company (“Holdings”), ClubCorp Club Operations, Inc., a Delaware corporation (the “Borrower”), the undersigned Grantor and the other Affiliates of the Borrower from time to time party thereto as Grantors in favor of Citicorp North America, Inc., as administrative agent and collateral agent for the Secured Parties referred to therein (the “Guaranty and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.
The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Schedule 1 to this Pledge Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Obligations of the undersigned.
The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement is true and correct as of the date hereof as if made on and as of such date.

CLUBCORP USA, INC.

By:	/s/ Curtis D. McClellan
Name:	Curtis D. McClellan
Title:	Treasurer

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.
as Administrative Agent

By:	/s/John C. Rowland
Name: John C. Rowland
Title: Vice President

Schedule 1

PLEDGED EQUITY

ISSUER	CLASS	PAR VALUE	NUMBER OF SHARES, UNITS OR INTERESTS
ClubCorp NV I, LLC	N/A	N/A	100%
ClubCorp NV II, LLC	N/A	N/A	100%
ClubCorp NV III, LLC	N/A	N/A	100%
ClubCorp NV IV, LLC	N/A	N/A	100%
ClubCorp NV V, LLC	N/A	N/A	100%